                                                                  Exhibit 10.2.2


                               SECOND AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

         SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of April 6, 2001 (the "Amendment Date"), is among MERISTAR H & R OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

         A. The Borrower; the Administrative Agent; CITIBANK/SALOMON SMITH BARNEY, as Syndication Agent; LEHMAN BROTHERS, INC., as Documentation Agent; and the Lenders are parties to that certain Senior Secured Credit Agreement, dated as of February 29, 2000, as amended by First Amendment to Senior Secured Credit Agreement, dated as of December 31, 2000 (the "Original Credit Agreement").

         B. The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

         NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

         2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on April 20, 2001 (the "Termination Date") the following conditions precedent have been satisfied:

         a. Documentation.  The Administrative Agent shall have received
            -------------
         counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

         b. Representations and Warranties. The representations and warranties
            ------------------------------
         contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

         c. No Default. No Default or Event of Default shall exist as of either
            ----------
         the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse

Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

         3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

         4. From and after the Amendment Date, definition of "Permitted Housing Business Leasing Guidelines" is amended by adding the phrase "(except for the London metropolitan market for which the aggregate number may be 250 Units)" after the phrase "100 Units".

         5. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

         6. Except as expressly provided in this Amendment, the terms and provisions of the Original Credit Agreement remain in full force and effect and are unmodified.

         7. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

         Executed as of the date first set forth above.

                                       BORROWER:
                                       --------


                                       MERISTAR H & R OPERATING COMPANY, L.P.

                                       By:  MeriStar Hotels & Resorts, Inc., its
                                            general partner


                                            By: /s/ John Emery
                                               ---------------------------------
                                            Name:   John Emery
                                                 -------------------------------
                                            Title:  President and COO
                                                  ------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                       SOCIETE GENERALE, SOUTHWEST AGENCY,
                                       individually and as Arranger and
                                       Administrative Agent

                                       By: /s/ Thomas K. Day
                                          --------------------------------------
                                       Name:  Thomas K. Day
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]



                                       CITIBANK/SALOMON SMITH BARNEY,
                                       individually and as Syndication Agent



                                       By: /s/ Michael S. Chlopak
                                          --------------------------------------
                                       Name:   Michael S. Chlopak
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]



                                       CITICORP REAL ESTATE, INC.

                                       By: /s/ Michael S. Chlopak
                                          --------------------------------------
                                       Name:  Michael S. Chlopak
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]



                                       LEHMAN BROTHERS, INC.,
                                       individually and as Documentation Agent

                                       By: /s/ Francis X. Gilhool
                                          --------------------------------------
                                       Name:  Francis X. Gilhool
                                            ------------------------------------
                                       Title: Authorized Signatory
                                             -----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]



                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ Bruno DeFloor
                                          --------------------------------------
                                       Name:  Bruno DeFloor
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]



                                       THE BANK OF NOVA SCOTIA, acting through
                                       its New York Agency



                                       By: /s/ Bruce Ferguson
                                          --------------------------------------
                                       Name:  Bruce Ferguson
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                        JOINDER, CONSENT AND RATIFICATION

         The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Environmental Indemnification Agreement and the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantors each dated February 29, 2000 remain in full force and effect, and further that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

         This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                                       GUARANTORS:

                                       MERISTAR HOTELS & RESORTS, INC.

                                           /s/ John Emery
                                       By:______________________________________

                                             John Emery
                                       Name:____________________________________

                                              President and COO
                                       Title:___________________________________


                                       MERISTAR MANAGEMENT COMPANY, L.L.C.,
                                       MERISTAR AGH COMPANY, L.L.C.
                                       CAPSTAR WINSTON COMPANY, L.L.C.
                                       CAPSTAR BK COMPANY, L.L.C.
                                       CAPSTAR KCII COMPANY, L.L.C.
                                       CAPSTAR ST. LOUIS COMPANY, L.L.C.
                                       MERISTAR LAUNDRY, LLC
                                       MERISTAR PRESTON CENTER, L.L.C.
                                       MERISTAR PINK SHELL, L.L.C.

                                       By:  MeriStar H & R Operating Company,
                                            L.P. their managing member

                                            By:  MeriStar Hotels & Resorts,
                                                 Inc., its general partner

                                                        /s/ John Emery
                                                 By:    ________________________

                                                        John Emery
                                                 Name:  ________________________

                                                        President and COO
                                                 Title: ________________________

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

                                       AGH LEASING, L.P.

                                       By:  MeriStar AGH Company, L.L.C., its
                                            general partner

                                            By:  MeriStar H & R Operating
                                                 Company, L.P. its sole member

                                                 By:  MeriStar Hotels & Resorts,
                                                      Inc., its general partner

                                                    /s/ John Emery
                                                 By:____________________________

                                                       John Emery
                                                 Name:__________________________

                                                        President and COO
                                                 Title:_________________________

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]


                                       TWIN TOWERS LEASING, L.P.

                                       By:  AGH LEASING, L.P., its general
                                            partner

                                       By:  MeriStar AGH Company, L.L.C., its
                                            general partner

                                            By:  MeriStar H & R Operating
                                                 Company, L.P., its sole member

                                                 By:  MeriStar Hotels & Resorts,
                                                      Inc., its general partner

                                                    /s/ John Emery
                                                 By:____________________________

                                                        John Emery
                                                 Name: _________________________

                                                        President and COO
                                                 Title:_________________________


                                       CAPSTAR WYANDOTTE COMPANY, L.L.C.

                                       By:  CapStar KCII Company, L.L.C., its
                                            sole member

                                            By:  MeriStar H & R Operating
                                                 Company, L.P., its managing
                                                 member

                                                 By:  MeriStar Hotels & Resorts,
                                                      Inc., its general partner

                                                     /s/ John Emery
                                                 By:____________________________

                                                        John Emery
                                                 Name:__________________________

                                                        President and COO
                                                 Title:_________________________


                                       MERISTAR MANAGEMENT (CANMORE) LTD.

                                          /s/ John Emery
                                       By:______________________________________

                                              John Emery
                                       Name:____________________________________

                                              President and COO
                                       Title:___________________________________

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]


                                       MERISTAR MANAGEMENT (VANCOUVER
                                       METROTOWN) LTD.

                                           /s/ John Emery
                                       By:______________________________________

                                             John Emery
                                       Name:____________________________________

                                              President and COO
                                       Title:___________________________________



                                       MERISTAR SOUTH SEAS PARTNERSHIP,
                                       LIMITED PARTNERSHIP

                                       By:  MeriStar South Seas, Inc., its
                                            general partner

                                                /s/ John Emery
                                            By:_________________________________

                                                  John Emery
                                            Name:_______________________________

                                                   President and COO
                                            Title:______________________________



                                       MERISTAR SOUTH SEAS, INC.

                                            /s/ John Emery
                                       By:______________________________________

                                             John Emery
                                       Name:____________________________________

                                              President and COO
                                       Title:___________________________________



                                       MERISTAR PALMAS CORP.

                                           /s/ John Emery
                                       By:______________________________________

                                             John Emery
                                       Name:____________________________________

                                              President and COO
                                       Title:___________________________________


                                       MERISTAR PALMAS LP, CORP.

                                           /s/ John Emery
                                       By:______________________________________

                                             John Emery
                                       Name:____________________________________

                                              President and COO
                                       Title:___________________________________

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]


                                       MERISTAR PALMAS, L.P., S en C., (S.E.)

                                       By:  MeriStar Palmas Corp., its limited
                                            partner

                                            By:  MeriStar Hotels & Resorts,
                                                 Inc., its sole shareholder

                                                     /s/ John Emery
                                                 By:____________________________

                                                        John Emery
                                                 Name:__________________________

                                                        President and COO
                                                 Title:_________________________